Exhibit 10.14

*** Represents material that has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

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(Exclude Cover)

PURCHASE Contract Supplier : 51467 MOBILEYE TECHNOLOGIES LIMITED GREG TOWER 7 FLORINIS STREET NICOSIA 1034, CYPRUS		Bill To: Magna Electronics Accounts Payable 10410 N. Holly Rd. Holly, MI 48442 (810)606-0444	Contract No: *** Effective Date:2012-06-12 Expiry Date:2025-06-11 Revision: Delivery Address: Magna Electronics 10410 N. Holly Rd. Holly, MI 48442

Ref.: Telephone: 01135722451555		/STALO MYLONA Telefax : orders@mobileye.com
Pos	Item Code	Unit Revision No	Currency	Purchase Price Unit	New Price
6	***	EA	USD	*** EA	0.00000
*** Suppl.Part No : ***/MOBILEYE Status : LV Live 'Delivery: FOB DEST FRT COLLECT Desc.:			Drawing Number : Delivery or Pick-Up : Pick-up Payment: Net 30 Days Buyer : Werthman,Nicholas J

+--Contract Text --------------------------------------------------

6/12/2012: ADDING *** TO CONTRACT AT ***. MIN/MULT *** /
***. LT = 21 WEEKS. HONDA PROGRAM SOP 7/2012. J. KOLKY

SOP PRICE VOLUMES TO ***/YEAR = ***

REBATE FOR VOLUMES BETWEEN *** - ***/YEAR = ***

REBATE FOR VOLUMES BETWEEN *** - ***/YEAR = *** ADDITIONAL

REBATE FOR VOLUMES BETWEEN *** - ***/YEAR = *** ADDITIONAL

=========================================================================

LEVEL *** PPAP REQUIRED TO MAGNA ELECTRONICS INCORPORATED (MEI) PRIOR TO INITIAL SUBMISSION OF PRODUCTION COMPONENTS PER AIAG STANDARDS. ONCE THE PROCESS IS APPROVED ANY CHANGES MUST BE AUTHORIZED PER THE MEI SUPPLIER CHANGE REQUEST PROCEDURE.

THE FIRST PRODUCTION SHIPMENT OF ANY NEW PRODUCT AND/OR NEW REVISION, AS WELL AS ANY PRODUCTION SHIPMENTS PRIOR TO PPAP APPROVAL, MUST BE LABELED ON THE OUTSIDE OF THE BOX WITH THE APPROPRIATE MAGNA ELECTRONICS PPAP OR CHANGE LABEL. IF YOU DO NOT HAVE THE APPROPRIATE LABEL, PLEASE OBTAIN ONE FROM YOUR BUYER.

REFERENCE THE MEI SUPPLIER QUALITY REQUIREMENTS MANUAL, PACKAGING & SHIPPING REQUIREMENTS MANUAL, AND TERMS AND CONDITIONS FOR SUPPLIER QUALITY REQUIREMENTS AND STANDARD TERMS. ALL ARE AVAILABLE ON THE INTERNET AT WWW.MAGNA.COM AND APPLY TO THIS ORDER UNLESS OTHERWISE AGREED TO IN WRITING. IF YOU DO NOT HAVE INTERNET ACCESS OR HAVE DIFFICULTY LOCATING THE DOCUMENTS ONLINE, PLEASE CONTACT YOUR BUYER FOR ASSISTANCE.

ALL COMPONENTS MUST BE ENTERED INTO THE IMDS SYSTEM PRIOR TO PPAP SUBMISSION OR PRODUCTION DELIVERY. FAILURE TO COMPLY WILL AFFECT YOUR SUPPLIER QUALITY RATING, SOURCING DECISIONS, AND MAY RESULT IN

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PURCHASE Contract Supplier : 51467 MOBILEYE TECHNOLOGIES LIMITED GREG TOWER 7 FLORINIS STREET NICOSIA 1034, CYPRUS		Bill To: Magna Electronics Accounts Payable 10410 N. Holly Rd. Holly, MI 48442 (810)606-0444		Contract No: *** Effective Date:2012-06-12 Expiry Date:2025-06-11 Revision: Delivery Address: Magna Electronics 10410 N. Holly Rd. Holly, MI 48442

Ref.: Telephone: 01135722451555		/STALO MYLONA Telefax : orders@mobileye.com
Pos	Item Code	Unit Revision No	Currency	Purchase Price Unit	New Price

RESOURCING OF BUSINESS TO AN ALTERNATE SUPPLIER. FAILURE TO COMPLY MAY ALSO RESULT IN A SUPPLIER CHARGEBACK OF $150 PER WEEK PER MAGNA ELECTRONICS FACILITY.

AL ELECTRONIC COMPONENTS MUST BE "AUTOMOTIVE GRADE" UNLESS OTHERWISE SPECIFIED ON THE PURCHASE ORDER. MSDS SHEETS, AND APPROPRIATE LABELS APPLIED TO EACH CONTAINER ARE REQUIRED FOR ANY HAZARDOUS MATERIALS.

MRP RELEASES WILL BE SENT OUT WEEKLY. THE REQUIRED DATE IS THE DATE DUE TO MAGNA. ANY DEVIATION FROM THIS WILL RESULT IN PRODUCT BEING RETURNED AT THE SUPPLIER'S EXPENSE. SUPPLIERS ARE REQUIRED TO MAINTAIN 100% ON-TIME DELIVERY. LATE SHIPMENTS WILL NOT BE TOLERATED AND WILL AFFECT SUPPLIER QUALITY RATINGS.

A PACKING LIST MUST BE INCLUDED WITH EACH SHIPMENT. THE MAGNA PART NUMBER AND PURCHASE ORDER MUST BE REFERENCED ON ALL DOCUMENTATION, ESPECIALLY THE PACKING LIST AND INVOICE. FAILURE TO COMPLY MAY RESULT IN AN ADMINISTRATIVE FEE OF $100.00 PER OCCURRENCE AND WILL AFFECT YOUR SUPPLIER QUALITY RATING.

IT IS THE SUPPLIERS RESPONSIBILITY TO SHIP PRODUCT IN PACKAGING WHICH WILL ADEQUATELY PROTECT IT DURING TRANSIT. IF THE TOTAL SHIPMENT WEIGHS LESS THAN 100 POUNDS, PRODUCT IS TO BE SHIPPED UPS GROUND COLLECT. IF THE FREIGHT IS OVER 100 POUNDS AND THE SHIPPING ORIGIN IS WITHIN MICHIGAN, ILLINOIS, OHIO, INDIANA, OR WISCONSIN, PRODUCT IS TO BE SECURED ON SKIDS VIA USF HOLLAND COLLECT. FOR ALL OTHER SHIPPING ORIGINS WITHIN THE CONTINENTAL UNITED STATES, SHIPMENTS OVER 100 POUNDS SHALL BE SECURED TO SKIDS AND SHIPPED CONWAY COLLECT. FOR ANY INTERNATIONAL SHIPMENTS, PLEASE CONTACT YOUR BUYER FOR SHIPPING INSTRUCTIONS.

EXPEDITED FREIGHT CHARGES WILL NOT BE PAID WITHOUT A PREMIUM FREIGHT AUTHORIZATION NUMBER. THIS NUMBER MUST BE PRESENT ON BOTH THE PACKING LIST AND INVOICE.

MAGNA ELECTRONICS AND THEIR CUSTOMER(S) RESERVE THE RIGHT TO VERIFY PURCHASED PRODUCT AND ANY ASSOCIATED TOOLING AND PERTINENT QUALITY DOCUMENTATION AT SUBCONTRACTORS LOCATION AS REQUIRED.

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PURCHASE Contract Supplier : 51467 MOBILEYE TECHNOLOGIES LIMITED GREG TOWER 7 FLORINIS STREET NICOSIA 1034, CYPRUS		Bill To: Magna Electronics Accounts Payable 10410 N. Holly Rd. Holly, MI 48442 (810)606-0444		Contract No: *** Effective Date:2012-06-12 Expiry Date:2025-06-11 Revision: Delivery Address: Magna Electronics 10410 N. Holly Rd. Holly, MI 48442

Ref.: Telephone: 01135722451555		/STALO MYLONA Telefax : orders@mobileye.com
Pos	Item Code	Unit Revision No	Currency	Purchase Price Unit	New Price

THIS CONTRACT MAY AUTOMATICALLY BE EXTENDED AT THE BUYER’S DISCRETION.

Acceptance of Purchase Order / Purchase Contract _____ __________________________ Date Authorized Supplier Signature	_____ _______________________ Date Authorized Buyer Signature